                                                      EXHIBIT 10.15


                             FIRST AMENDMENT

     FIRST AMENDMENT, dated as of December 31, 2000 (this "First Amendment"), to the Amended and Restated Credit Agreement (the "Credit Agreement"), dated as of June 27, 2000, among DOW JONES & COMPANY, INC., a Delaware corporation (the "Company"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, as Documentation Agent, FLEET NATIONAL BANK, as Syndication Agent and THE CHASE MANHATTAN BANK, as Administrative Agent.

                           W I T N E S S E T H

       WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to the Company; and

       WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement in the manner provided herein; and

       WHEREAS, the Lenders are willing to agree to the requested amendments, but only upon the terms and conditions set forth herein;

       NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

       1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

       2. Amendments to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Applicable Facility Fee Percentage" and "Applicable Margin" in their respective entireties and substituting in lieu thereof the following definitions:

       "Applicable Facility Fee Percentage": on any date, the rate per annum set forth below which corresponds with the then current rating of the Company's senior unsecured long-term debt issued by S&P and Moody's respectively.

                                     Applicable Facility
             Ratings                   Fee Percentage
             -------                 -------------------
        AA-/Aa3 or higher                  0.06%
        A+/A1                              0.07%
        A/A2 or lower                      0.08%


Changes in the Applicable Facility Fee Percentage shall become effective on the date on which S&P and/or Moody's changes the rating it has issued for the Company's senior unsecured long-term debt. In the event of split ratings, the lower of such ratings shall apply; if only one of such two agencies issues a rating, such rating shall apply."

       "Applicable Margin": on any date with respect to the Loans comprising any Eurodollar Loans, the rate per annum set forth below which corresponds with the then current rating of the Company's senior unsecured long-term debt issued by S&P and Moody's respectively.

             Ratings                 Applicable Margin
             -------                 -----------------
        AA-/Aa3 or higher                  0.19%
        A+/A1                              0.23%
        A/A2 or lower                      0.27%

Changes in the Applicable Margin shall become effective on the date on which S&P and/or Moody's changes the rating it has issued for the Company's senior unsecured long-term debt. In the event of split ratings, the lower of such ratings shall apply; if only one of such two agencies issues a rating, such rating shall apply."

       (b) The definition of "Consolidated Cash Flow" in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting, immediately after the phrase "deducting in the calculation thereof" the letter "(a)" and (ii) adding at the end thereof, immediately prior to the period, the following:

       ",(b) non-cash charges taken on or prior to December 31, 2000 in respect of a writedown of the equity investment of the Company in Bridge Information Systems and (c) non-cash charges taken on or prior to June 30, 2001 in respect of the Guarantee Obligations of the Company in connection with the contract for data entered into between Telerate, a Subsidiary of Bridge Information Systems, Cantor Fitzgerald Securities and Market Data Corporation"

       3. Amendment to Section 6.3.  Section 6.3 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

       "6.3. Maintenance of Ratio of Consolidated Total Indebtedness to Annualized Consolidated Cash Flow. Permit the ratio of Consolidated Total Indebtedness to Annualized Consolidated Cash Flow as at the last day of any fiscal quarter of the Company to exceed 2.00 to 1.00."

       4. Effectiveness. This First Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of duly executed counterparts of this First Amendment by each of the Company and the Required Lenders.

       5. Representations and Warranties. On and as the date hereof and after giving effect to this First Amendment the Company hereby confirms, reaffirms and restates the representations and warranties set forth in the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Company hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.
6. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific section of the Credit Agreement specified herein and narrowly construed and shall not constitute an amendment of, or an indication of the Administrative Agent's or the Lenders' willingness to amend, any other provisions of the Credit Agreement.

       7. Expenses. The Company agrees to pay and reimburse the Administrative Agent for all its reasonable costs and expenses incurred in connection with the preparation and delivery of this First
Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

       8. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by the parties hereto shall be delivered to the Company and the Administrative Agent.

       9. GOVERNING LAW.  THIS FIRST AMENDMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                 DOW JONES & COMPANY, INC.


                              By: /s/ Thomas W. McGuirl
                                 ---------------------------
                                 Name:  Thomas W. McGuirl
                                 Title: Treasurer



                                 THE CHASE MANHATTAN BANK, as
                                 Administrative Agent and as a Lender


                              By: /s/ Constance M. Coleman
                                 ---------------------------
                                 Name:  Constance M. Coleman
                                 Title: Vice President

                                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, New York Branch,
                                 as Documentation Agent and as a Lender


                              By: /s/ Pascal Kabemba
                                 ---------------------------
                                 Name:  Pascal Kabemba
                                 Title: Associate Director


                              By: /s/ Lucie L. Guernsey
                                 ---------------------------
                                 Name:  Lucie L. Guernsey
                                 Title: Director

                                 FLEET NATIONAL BANK,
                                 as Syndication Agent and as a Lender


                              By: /s/ Sue Anderson
                                 ---------------------------
                                 Name:  Sue Anderson
                                 Title: Director

                                 BANCA DI ROMA


                              By: /s/ Steven Paley
                                 ---------------------------
                                 Name:  Steven Paley
                                 Title: First Vice President



                              By: /s/ James Sieger
                                 ---------------------------
                                 Name:  James Sieger
                                 Title: Vice President

                                 BANK OF HAWAII


                             By: /s/ Luke Yeh
                                 ---------------------------
                                 Name:  Luke Yeh
                                 Title: Vice President

                                 DEUTSCHE BANK AG, New York Branch
                                 and/or Cayman Islands Branch


                             By: /s/ William W. McGinty
                                 ---------------------------
                                 Name:  William W. McGinty
                                 Title: Director


                             By: /s/ Irene Egues
                                 ---------------------------
                                 Name:  Irene Egues
                                 Title: Vice President

                                 HSBC BANK USA


                             By: /s/ Diane M. Zieske
                                 ---------------------------
                                 Name:  Diane M. Zieske
                                 Title: First Vice President

                                 LLOYDS TSB BANK PLC


                             By: /s/ Windsor R. Davies
                                 ---------------------------
                                 Name:  Windsor R. Davis
                                 Title: Director, Corporate
                                        Banking, U.S.A.


                             By: /s/ David Rodway
                                 ---------------------------
                                 Name:  David Rodway
                                 Title: Assistant Director
                                        R156

                                 THE BANK OF NEW YORK


                             By: /s/ Trisha E. Hardy
                                 ---------------------------
                                 Name:  Trisha E. Hardy
                                 Title: Assistant Vice President

                                 THE NORTHERN TRUST COMPANY



                             By: /s/ Laura M. Watzke
                                 ---------------------------
                                 Name:  Laura M. Watzke
                                 Title: Creditor Portfolio Manager